Gemini Reports First Quarter 2026 Results and Announces $100 Million Strategic Investment Gemini increased total revenue 42% YoY in Q1 2026 and received a $100 million strategic investment, helping fuel the company’s expansion from a crypto company into a markets company following several key product and regulatory milestones achieved this year NEW YORK, May 14, 2026 – Gemini Space Station, Inc. (“Gemini,” the “Company,” “we,” or “us”) (NASDAQ: GEMI), a global crypto and prediction markets platform, today announced financial results for the quarter ended March 31, 2026. Gemini also announced today that Winklevoss Capital Fund, LLC (“WCF”) has made a $100 million strategic investment into the Company, at a price of $14 per share of the Company’s Class A common stock, with consideration paid in bitcoin. “We believe the market has significantly undervalued Gemini, and that this investment will allow us to set up the company for its next phase of growth,” said Tyler Winklevoss, CEO of Gemini. “Gemini has achieved several major product and regulatory milestones that position us well to evolve from a crypto company into a markets company. This investment will help fuel that ambition and set Gemini up for long-term success.” “As Gemini continues to evolve, we expect that the momentum we have built in diversifying our revenue will only accelerate,” said Cameron Winklevoss, President of Gemini. “In April, we received our DCO license from the CFTC, which marks a major milestone in our marketplace expansion. In addition to our crypto spot marketplace, Gemini now has taken the next step towards building a full-stack, end-to-end marketplace for predictions as well as futures, options, and more.” First Quarter Results: ● Total revenue increased 42% year-over-year to $50.3 million driven by strong growth in services and OTC revenue. ○ Transaction revenue remained stable year-over-year at $24.1 million. ■ Exchange revenue decreased 27% year-over-year to $17.2 million, reflecting lower spot trading activity and a moderation in crypto market volumes, with total trading volume declining to $6.3 billion from $13.5 billion in Q1 2025. ■ OTC revenue increased to $6.3 million from $0.1 million in Q1 2025, driven by higher institutional client activity, including several larger trades during the quarter, and continued expansion of our electronic OTC (eOTC) platform. ■ Prediction markets revenue was $0.4 million, reflecting the first full quarter of contribution following the December 2025 launch. Approximately 20K users have traded on the Company’s prediction markets offering since launch. ○ Services revenue and interest income increased 122% year-over-year to $24.5 million, now representing 49% of total revenue compared to 31% in Q1 2025. ■ Credit card revenue increased nearly 300% year-over-year to $14.7 million, driven by significant growth in the Gemini Credit Card user base — with approximately 13,100 new sign-ups in Q1 2026, more than double the approximately 6,000 in Q1 2025, and approximately 123,700 cumulative new cardholders over the trailing four quarters. Managed card receivables more than tripled over the same period, growing from $69 million to $217 million. ■ Advisory fee revenue was $2.7 million, reflecting an advisory services agreement with a strategic customer entered into in Q3 2025. There was no comparable revenue in Q1 2025. ■ Custodial fee revenue was $1.9 million, roughly flat year-over-year. ■ Staking revenue decreased 31% year-over-year to $2.1 million, reflecting lower asset prices and reduced staking yields relative to the prior year period. ■ Interest income was $2.6 million, up 16% year-over-year due to higher average customer cash balances on the platform. ● Total operating expenses increased 73% year-over-year to $144.5 million. The year- over-year increase was primarily driven by compensation, marketing, and credit card- related costs associated with the significant business expansion undertaken throughout 2025, partially offset by the benefits of a reduction in force completed in Q1 2026. ○ Salaries and compensation increased 91% year-over-year to $65.4 million. Excluding $24.2 million of stock-based compensation and $6.5 million of severance and related payroll taxes associated with the Q1 2026 reduction in force, total salaries and compensation increased 6% year-over-year to $34.8 million, reflecting a lean and stable run-rate cost base entering Q2 2026. ○ Sales and marketing increased 111% year-over-year to $19.1 million, with. spend moderating from peak levels in Q3 and Q4 2025 as the Company continues to deploy marketing capital opportunistically in line with market conditions. Within sales and marketing: ■ Marketing acquisition and brand spend increased 61% year-over-year to $7.6 million, reflecting brand and performance marketing investments to support customer acquisition and broader platform awareness. ■ Credit card rewards and promotional and referral incentives increased 170% year-over-year to $11.4 million, driven primarily by higher credit card crypto rewards tied to the significant growth in cardholder spend activity. ○ Transaction losses increased 169% year-over-year to $11.1 million, primarily driven by a $4.6 million provision for credit losses and a $4.1 million fraud reserve, both related to the growing credit card portfolio and reflecting portfolio seasoning alongside the significant growth in managed card receivables, which reached $218.1 million at quarter-end. ○ Technology expenses increased 32% year-over-year to $22.1 million, reflecting infrastructure investments to support platform growth and new product launches. ○ General and administrative expenses increased 55% year-over-year to $21.7 million, driven primarily by higher legal expenses. ● Net loss improved 27% year-over-year to $(109.0) million, compared to $(149.3) million in Q1 2025. ● Net loss per share, basic and diluted, was $(0.93), compared to $(30.34) in Q1 2025. ● Adjusted EBITDA improved modestly to $(59.9) million, compared to $(61.6) million in Q1 2025, reflecting revenue growth and early benefits from cost discipline following restructuring actions. ● Cash and cash equivalents totaled $215.6 million, compared with $252.2 million at the end of Q4 2025.

● Monthly Transacting Users were 589,000, up 17% year-over-year. ● Assets on Platform were $11.1 billion as of March 31, 2026, compared to $14.2 billion at March 31, 2025, reflecting lower crypto asset valuations relative to the elevated market levels in the prior year period. Business Highlights Gemini Strengthens Balance Sheet with $100 Million Investment ● On May 14, 2026, Gemini closed a $100.0 million private placement with WCF in exchange for 7,142,857 shares of the Company’s Class A common stock, with the investment funded in bitcoin. ● The transaction enhances the Company’s liquidity and supports continued investment in product development, strategic initiatives, and general corporate purposes. Additional details are available in the Company’s Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on May 14, 2026. Gemini Secures DCO License, Next Step In Full-Stack Markets Infrastructure ● On April 29, 2026, Gemini Olympus received a Derivatives Clearing Organization (“DCO”) license from the U.S. Commodity Futures Trading Commission (“CFTC”), making Gemini one of only a handful of crypto-native platforms in the U.S. to hold both a Designated Contract Markets (“DCM”) and a DCO license in-house. Together, these licenses represent the next step for Gemini to be a full-stack, end-to-end marketplace for predictions, futures, options, and more, without reliance on third-party clearinghouses. ● The DCO will enable Gemini to handle settlement, risk management, collateral, and trade guarantees internally, laying the critical infrastructure for an expanded U.S. derivatives offering. With these licenses, Gemini Titan will explore expanding its derivatives offering for U.S. customers to include crypto futures, options, and perpetual contracts or perps, once these contracts are allowed in the U.S. ● These licenses also underscore Gemini’s dedication to building a best-in-class predictions market in-house. We believe owning both the exchange and the clearinghouse will allow Gemini to deliver a better customer experience, respond faster to market opportunities, and retain the enterprise value embedded in its DCM and DCO licenses from the CFTC. Gemini Predictions Gains Momentum ● Gemini Predictions gained meaningful traction in Q1 2026 and accelerated into Q2, with April 2026 volume up 78% month-over-month. The platform has surpassed 100 million contracts traded across more than 20,000 traders since its December 2025 launch. ● Unlike peers who have chosen to partner with third-party venues, Gemini has chosen to build its entire prediction markets infrastructure in-house. Having operated spot crypto markets for over a decade, Gemini is uniquely positioned to build and win in this space. Gemini Launches Agentic Trading To Capture the Future of Autonomous Crypto Trading ● In April 2026, Gemini launched Agentic Trading, one of the first agentic trading tools available directly through a regulated U.S.-based exchange. Agentic Trading allows customers to connect AI agents including Claude, ChatGPT, and others directly to Gemini's full API to place trades, monitor markets, and manage risk autonomously.

● The tool includes Trading Skills, a library of modular, pre-built functions that agents can call on demand, including real-time market data, bid-ask spread retrieval, and historical candlestick data, with more expected to be launched soon. Agentic Trading is designed to meet traders where they are, with a low floor for beginners and a high ceiling for sophisticated quant strategies. Conference Call As previously announced, management will host a conference call tomorrow, May 15, 2026, at 8:30 a.m. E.T to discuss its Q1 2026 earnings results. The event will be webcast live via our investor relations website. Call registration and webcast details are available on the Events page of our investor relations website https://investors.gemini.com/ ahead of the call. Following the call, a replay and transcript, as well as copies of Gemini’s earnings press release and earnings presentation, will also be available at https://investors.gemini.com/. The information on our website or accessible through our website is not incorporated or a part of this earnings release.

Gemini Space Station, Inc. Condensed Consolidated Balance Sheets (in thousands, except par value) March 31, December 31, 2026 2025 Assets Current assets: Cash and cash equivalents $ 215,623 $ 252,215 Restricted cash and cash equivalents 103,747 115,279 Customer custodial funds 483,774 527,354 Crypto assets held 271,956 439,622 Accounts receivable, net 32,474 30,887 Credit card receivables pledged, net 183,965 188,754 Prepaid expenses and other current assets 42,957 52,140 Total current assets 1,334,496 1,606,251 Software, property and equipment, net 14,947 15,083 Intangible assets, net 134,231 139,805 Other non-current assets, net 38,142 40,708 Total assets $ 1,521,816 $ 1,801,847 Liabilities and Stockholders' Equity Current liabilities: Custodial funds due to customers $ 483,656 $ 527,307 Accounts payable 1,958 2,647 Accrued expenses 73,683 55,466 Third party loans 75,349 75,151 Related party loans 252,574 403,931 Funding debt 140,457 154,374 Other current liabilities 19,237 21,528 Total current liabilities 1,046,914 1,240,404 Non-current liabilities: Lease liabilities 18,764 20,570 Total non-current liabilities 18,764 20,570 Total liabilities 1,065,678 1,260,974 Commitments and contingencies Stockholders' equity: Class A common stock, par value $0.001 per share; 1,000,000 shares authorized; 44,007 and 42,329 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively 45 43 Class B common stock, par value $0.001 per share; 100,000 shares authorized; 75,127 shares issued and outstanding as of March 31, 2026 and December 31, 2025 75 75 Preferred stock, par value $0.001 per share; 20,000 shares authorized, no shares issued and outstanding as of March 31, 2026 and December 31, 2025 — — Treasury stock at cost; 1,132 and 284 shares as of March 31, 2026 and December 31, 2025, respectively (569) (568) Additional paid-in capital 2,607,625 2,583,689 Accumulated other comprehensive income 1,193 887 Accumulated deficit (2,152,231) (2,043,253) Total stockholders' equity 456,138 540,873 Total liabilities and stockholders' equity $ 1,521,816 $ 1,801,847

Gemini Space Station, Inc. Condensed Consolidated Statements of Operations and Comprehensive Loss (in thousands, except per share data) (unaudited) Three Months Ended March 31, 2026 2025 Revenue: Net revenue $ 48,578 $ 35,117 Other revenue 1,694 205 Total revenue 50,272 35,322 Operating expenses: Salaries and compensation 65,428 34,272 Technology 22,090 16,674 General and administrative 21,680 13,999 Transaction losses 11,090 4,130 Sales and marketing 19,071 9,036 Transaction processing 5,101 5,238 Total operating expenses 144,460 83,349 Operating loss (94,188) (48,027) Other income (expense): Realized and unrealized loss on crypto assets and receivable, crypto assets pledged (100,977) (128,929) Realized and unrealized gain on related party crypto loans 90,082 99,001 Change in fair value on related party convertible notes — (8,187) Change in fair value on related party loans — (55,547) Interest expense on related party loans (3,311) (13,897) Interest expense on third party loans (1,792) (3,228) Interest expense on funding debt (2,495) — Other income (expense), net 3,724 4,538 Total other income (expense), net (14,769) (106,249) Net loss before income taxes (108,957) (154,276) Income tax benefit (provision) (21) 5,012 Net loss $ (108,978) $ (149,264) Net loss per share attributable to common stockholders Basic $ (0.93) $ (30.34) Diluted $ (0.93) $ (30.34) Weighted average shares outstanding - basic and diluted: 116,582 4,920 Net loss $ (108,978) $ (149,264) Other comprehensive income: Foreign currency translation, net of tax 306 475 Change in fair value attributable to instrument-specific credit risk — 4,327 Total other comprehensive income 306 4,802 Comprehensive loss $ (108,672) $ (144,462)

Gemini Space Station, Inc. Condensed Consolidated Statements of Cash Flows (in thousands) (unaudited) Three Months Ended March 31, 2026 2025 Cash flows from operating activities Net loss $ (108,978) $ (149,264) Adjustments to reconcile net loss to net cash used in operating activities Depreciation and amortization 7,482 7,855 Impairment 1,327 — Change in fair value on related party convertible notes — 8,187 Change in fair value on related party loans — 55,547 Realized and unrealized loss on crypto assets and receivable, crypto assets pledged 100,977 128,929 Realized and unrealized gain on related party crypto loans (90,082) (99,001) Provision for transaction losses 11,090 4,130 Stock-based compensation 24,178 1,455 Crypto assets received as revenue (3,532) (9,641) Crypto asset payments for expenses 11,761 6,734 Warrants received as revenue (2,710) — Non-cash lease expense 2,549 1,127 Realized and unrealized gain on derivatives (3,323) (3,230) Other operating activities, net 2,650 762 Changes in operating assets and liabilities: Purchase of crypto assets (65,588) (20,553) Disposal of crypto assets 54,200 47,043 Accounts receivable (28,112) (3,032) Other assets 13,096 28,459 Accounts payable and accrued expenses 18,363 (9,562) Payables due to related parties (638) 13,804 Payables due to third parties — 3,229 Payables due for funding debt 173 — Lease liabilities (2,062) (1,392) Other liabilities 2,747 (30,000) Net cash used in operating activities (54,432) (18,414) Cash flows from investing activities Proceeds from disposal of crypto assets 2,853 34,405 Purchases of credit card receivables (489,314) (119,485) Proceeds from repayments of credit card receivables 510,644 116,760 Capitalization of internally developed software costs (1,991) (1,188) Purchase of software, property and equipment (127) (188) Other investing activities, net 130 (25) Net cash provided by investing activities 22,195 30,279 Cash flows from financing activities Custodial funds due to customers, net of redemptions (45,136) (81,421) Proceeds from related party convertible notes — — Proceeds from related party loans — — Proceeds from funding debt 435,200 — Repayment of funding debt (449,290) — Payment of withholding taxes on settlement of restricted stock units (240) — Payment for tax withholdings related to net share settlements of equity awards (1) — Net cash used in financing activities (59,467) (81,421)

Gemini Space Station, Inc. Condensed Consolidated Statements of Cash Flows (in thousands) (unaudited) Three Months Ended March 31, 2026 2025 Net decrease in cash, cash equivalents, restricted cash and cash equivalents (91,704) (69,556) Cash, cash equivalents, restricted cash and cash equivalents, beginning of period 894,848 646,858 Cash, cash equivalents, restricted cash and cash equivalents, end of period $ 803,144 $ 577,302 Cash, cash equivalents, restricted cash and cash equivalents consisted of the following: Cash and cash equivalents $ 215,623 $ 39,199 Restricted cash and cash equivalents 103,747 44,152 Customer custodial funds 483,774 493,951 Total cash, cash equivalents, restricted cash and cash equivalents $ 803,144 $ 577,302 Supplemental disclosure of cash flow information Cash paid during the period for interest $ 5,543 $ 93 Cash paid during the period for income taxes, net of refunds 123 183 Supplemental schedule of non-cash investing and financing activities Related party loans received in crypto assets 58,571 114,575 Conversion of related party loans into related party convertible notes — 246,245 Repayments of related party loans denominated in crypto assets 119,208 15,075 Credit card receivables posted (returned) as collateral for funding debt, net (4,789) — Crypto assets posted (returned) as collateral for third party loans, net — (58,726) Crypto asset collateral received (returned) for derivatives, net (424) (780) Repayment of third party loan interest denominated in crypto — 3,229 Change in fair value attributable to instrument-specific credit risk — 4,327

9 Reconciliation of Non-GAAP Financial Measures Adjusted EBITDA (in thousands) Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Net loss $ (149,264) $ (133,212) $ (159,514) $ (140,823) $ (108,978) Adjusted to exclude the following: Provision for (benefit from) income taxes (5,012) 76 (1,186) 135 21 Depreciation and amortization 7,855 7,662 7,672 7,534 7,482 Interest expense 17,125 19,611 22,816 10,782 7,598 Stock-based compensation expense 1,455 1,753 45,751 35,997 24,178 Impairment — — — 650 0 Restructuring charges(1) — — — — 7,866 Non-recurring legal contingencies, settlements, and related costs 2,580 3,848 — — 424 Change in fair value on related party convertible notes 8,187 9,424 8,178 — — Change in fair value on related party loans 55,547 38,773 24,989 — — Non-recurring gain related to conversion of convertible notes and term loans — — — (5,841) — Unrealized foreign exchange loss (gain) (53) 190 (1,087) (591) 1,484 Adjusted EBITDA $ (61,580) $ (51,875) $ (52,381) $ (92,157) $ (59,925) __________________ (1) Includes impairment charges in connection with the restructuring of $1.3 million.

10 Forward-Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our operating results and financial position; anticipated future expenses, including our financial outlook, and investments; expectations relating to certain of our key financial and operating metrics; our business strategy and plans, including expectations related to our full-stack end-to-end marketplace strategy; expectations relating to legal and regulatory proceedings; expectations relating to our industry, the regulatory environment, market conditions, trends and growth; expectations relating to customer behaviors and preferences; our market position; potential market opportunities; and our objectives for future operations. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, among others: our ability to successfully execute our business and growth strategy and generate future profitability; market acceptance of our products and services; our ability to further penetrate our existing customer base and expand our customer base; our ability to develop new products and services; our ability obtain applicable regulatory approvals; the success of any acquisitions or investments that we make; the possibility of adverse developments in pending litigation; the risk that the outcome of currently ongoing and potential future regulatory litigation and/or enforcement actions, as well as potential changes in federal or state law, could immediately or subsequently prevent us from offering, or continuing to offer, event contracts; the effects of increased competition in our markets; our ability to stay in compliance with applicable laws and regulations; stock price fluctuations; market conditions across the cryptoeconomy, including crypto price volatility; and general market, political, and economic conditions, including interest rate fluctuations, inflation, tariffs, instability in the global banking system, economic downturns, and other global events, including regional wars and conflicts and government shutdowns. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward- looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from anticipated results are, or will be included, in our filings we make with the SEC from time to time, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

11 Non-GAAP Financial Measures Management believes that Adjusted EBITDA, which is a measure not presented in accordance with GAAP, provides investors with additional useful information in evaluating our performance. We use this non-GAAP measure internally to evaluate performance and to make financial, investment and operational decisions. We believe that presentation of this non-GAAP measure provides investors with greater transparency with respect to our operating results and that this measure is useful for period-to-period comparisons of results. Management also believes that providing this non-GAAP measure helps investors evaluate the Company’s operating performance, profitability and business trends in a way that is consistent with how management evaluates such matters. We define Adjusted EBITDA as net income (loss), adjusted to exclude provision for (benefit from) income taxes, interest expense, depreciation and amortization, stock- based compensation expense, impairment, restructuring charges, non-recurring legal contingencies, settlement and related costs, change in fair value on related party convertible notes, change in fair value on related party loans, gain on conversion of convertible notes and term loans, and unrealized foreign exchange loss (gain). Among other non-cash and non- recurring items, Adjusted EBITDA excludes stock-based compensation expense, which has recently been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy. In addition, on February 5, 2026, the Company announced its plans to wind down operations in the United Kingdom, European Union, other European jurisdictions, and Australia. As such, beginning with this quarter, Adjusted EBITDA also excludes related restructuring charges, which primarily relate to workforce reductions, lease exit costs, and other actions taken to streamline our operations and that we believe are unusual in nature and/or infrequent in occurrence and are not indicative of our ongoing operating activities. Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other non-GAAP measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as a tool for comparison. A reconciliation of Adjusted EBITDA is provided in this earnings release to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business. Adjusted EBITDA is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.

12 Key Performance Metrics In addition to the measures presented in our unaudited condensed consolidated financial statements, management uses key performance metrics to help evaluate our business, identify trends affecting our business, formulate business plans, and make strategic decisions. Our key performance metrics include MTUs, LTUs, Card Sign-Ups, Transaction Volume, and Assets on Platform. Definitions of these key performance metrics can be found below: • Monthly Transacting User: any retail or institutional user who has engaged in any revenue-generating activity or whose account otherwise generated revenue for the Company in the trailing thirty days. MTUs presented for a quarter represent the MTUs as of the last day of the respective quarter. MTUs presented as of the end of a year represent the MTUs as of the last day of that year. • Lifetime Transacting User: LTUs represent the cumulative number of unique MTUs who have ever transacted on our platform and continue to maintain an open account, measured since inception. • Card Sign-Ups: the cumulative number of approved applications for the Gemini Credit Card in the relevant period. Card Sign-Ups include customers who have been approved to open an account, regardless of whether they have subsequently activated or used their card or whether the account later remains open. • Transaction Volume: the total U.S. dollar equivalent value of spot matched trades transacted between a buyer and seller through our platform during the period of measurement. • Assets on Platform: the total value of assets held on our platform and includes digital assets in custody, staking, and exchange products, user custodial fiat, and GUSD reserve assets. For more information and a more detailed discussion of our Key Performance Metrics, refer to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 that has been filed with the SEC. Channels for Disclosure of Information As a reminder, we announce material information to the public through filings with the SEC, the investor relations page on our website (investors.gemini.com), the blog on our website (www.gemini.com/blog), press releases, public conference calls, public webcasts, our X account (@gemini), and our LinkedIn page. The information disclosed in the foregoing channels could be deemed to be material information and we use these channels for complying with our disclosure obligations under Regulation FD. As such, we encourage investors, the media, and others to monitor the channels listed above and to review the information disclosed through such channels. About Gemini Gemini (NASDAQ: GEMI) is a global crypto and prediction markets platform founded by Cameron and Tyler Winklevoss in 2014. Gemini offers a wide range of crypto and markets products and services for individuals and institutions. Gemini's simple, reliable, and secure products are built to unlock the next era of financial, creative, and personal freedom.

13 Contact Investors Gemini Investor Relations Email: investors@gemini.com Press Natalie Johnson Email: press@gemini.com